                               POWER OF ATTORNEY
         WITH RESPECT TO FORMS ID, 3, 4, 5 AND 144, AND SCHEDULE 13D AND
                                  SCHEDULE 13G

        The undersigned hereby constitutes and appoints each of Robert E. Smith and Samuel K. Lee, signing singly, as the undersigned's true and lawful attorneys-in-fact to:

        (1)     execute for and on behalf of the undersigned, a Form ID or any other forms prescribed by the Securities and Exchange
                Commission, that may be necessary to obtain codes and passwords enabling the undersigned to make electronic filings with the
                Securities and Exchange Commission of the forms referenced in
                Clause (2) below;

        (2)     execute for and on behalf of the undersigned, Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, Form 144 in accordance with
                Rule 144 under the Securities Act of 1933, and Schedule 13D and
                Schedule 13G in accordance with Sections 13(d) and 13(g) of the
                Securities Exchange Act of 1934, but only to the extent each form or schedule relates to the undersigned's beneficial
                ownership of securities of Columbia Pipeline Partners LP, a
                Delaware limited partnership (the "Partnership"), or any of its subsidiaries;

        (3)     do and perform any and all acts for and on behalf of the
                undersigned which may be necessary or desirable to complete and execute any such Form ID, 3, 4, 5 or 144, and any such Schedule
                13D or Schedule 13G, and timely file such Form or Schedule with the United States Securities and Exchange Commission, either manually or through the use of EDGAR, the Electronic Data
                Gathering, Analysis, and Retrieval system, and with any stock exchange or similar authority; and

        (4)     take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
                required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such
                attorney-in-fact may approve in such attorney-in-fact's
                discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in- fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Partnership assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934 or Rule 144 under the Securities Act of 1933.

        This Power of Attorney revokes any previous powers of attorney for the subject matter described above and shall remain in full force and effect until the undersigned is no longer required to file a Form ID, 3, 4, 5 and 144 and
Schedule 13D and Schedule 13G with respect to the undersigned's holdings of and transactions in securities issued by the Partnership, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of December, 2014 and effective as of December
23, 2014.

                                        COLUMBIA ENERGY GROUP
                                        By:

                                                /s/ Samuel K. Lee
                                                -------------------------------
                                                Signature

                                        Name:  Samuel K. Lee
                                        Title: Assistant Secretary